Goodwill (Tables)	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Goodwill [Table Text Block]
Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

	Retail	Corporate Benefit Funding	Corporate & Other (1)	Total
	(In millions)
Balance at January 1, 2012
Goodwill	$241	$307	$405	$953
Accumulated impairment	—	—	—	—
Total goodwill, net	$241	$307	$405	$953
Impairments (2)	(218)	—	(176)	(394)
Balance at December 31, 2012
Goodwill	$241	$307	$405	$953
Accumulated impairment	(218)	—	(176)	(394)
Total goodwill, net	$23	$307	$229	$559
Impairments	(23)	—	(43)	(66)
Balance at December 31, 2013
Goodwill	$241	$307	$405	$953
Accumulated impairment	(241)	—	(219)	(460)
Total goodwill, net	$—	$307	$186	$493
______________

(1)
For purposes of goodwill impairment testing, the $229 million of net goodwill in Corporate & Other at December 31, 2012, which resulted from goodwill acquired as part of the 2005 Travelers acquisition, was allocated to business units of the Retail and Corporate Benefit Funding segments in the amounts of $43 million and $186 million, respectively. As reflected in the table, the $43 million related to the Retail segment was impaired for the year ended December 31, 2013.

(2)
In connection with its annual goodwill impairment testing, the Company determined that all of the recorded goodwill associated with the Retail Annuities reporting unit was not recoverable and recorded a non-cash charge of $394 million ($147 million, net of income tax) for the impairment of the entire goodwill balance in the consolidated statements of operations for the year ended December 31, 2012. Of this amount, $327 million ($80 million, net of income tax) was impaired at MetLife Insurance Company of Connecticut.